UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) November 20, 2017

Douglas Emmett, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-33106	20-3073047
(State or other jurisdiction of incorporation)	Commission file number	(I.R.S. Employer identification No.)

808 Wilshire Boulevard, Suite 200, Santa Monica, California 90401

(Address of principal executive offices)                (Zip Code)

Registrant’s telephone number, including area code (310) 255-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01.	Other Events.

On November 20, 2017, Douglas Emmett, Inc. (the “Company”) entered into a supplement to its equity distribution agreement dated August 4, 2017 (as supplemented, the “equity distribution agreement”) with Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC (collectively, the “Agents”) relating to the offer and sale of shares of the Company’s common stock, par value $0.01 per share, to replenish shares previously sold under the equity distribution agreement. Accordingly, the Company will have the ability, from time to time in accordance with the terms of the equity distribution agreement, to offer and sell additional shares of common stock having an aggregate offering price of up to $400,000,000 (the “Shares”) through the Agents as sales agents, or directly to the Agents acting as principal.

Any Shares which the Company determines to issue in the future under the equity distribution agreement will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-219731) filed with the Securities and Exchange Commission (“SEC”) on August 4, 2017 and a new Prospectus Supplement filed with the SEC on November 21, 2017.

The Company is not currently offering any of the Shares and this Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Other than as described above, the disclosures and descriptions set forth in the Current Report on Form 8-K filed August 7, 2017 continue to apply to the offering contemplated by the equity distribution agreement and the November 20, 2017 Prospectus Supplement.

The description of the supplement to the original equity distribution agreement does not purport to be complete and is qualified in its entirety by reference to the agreement filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Supplement No. 1 to Equity Distribution Agreement, dated November 20, 2017, by and among Douglas Emmett, Inc., Douglas Emmett Management, Inc., Douglas Emmett Properties, LP, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC

5.1	Opinion of Venable LLP regarding the legality of the shares offered

23.1	Consent of Venable LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOUGLAS EMMETT, INC.

Dated: November 21, 2017	By:	/s/ MONA M. GISLER
Mona M. Gisler
Chief Financial Officer